UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2019

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-36599	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

800 West Madison Street, Chicago, Illinois		60607
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (888) 422-6562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing of the transactions contemplated by the Agreement and Plan of Merger, dated as of May 20, 2018 (the “Merger Agreement”), by and among Fifth Third Bancorp, an Ohio corporation (“Fifth Third”), Fifth Third Financial Corporation, an Ohio corporation, and MB Financial, Inc., a Maryland corporation (“MB Financial”). Effective March 22, 2019, pursuant to the Merger Agreement, a wholly owned subsidiary of Fifth Third merged with and into MB Financial (the “Merger”), with MB Financial surviving the Merger as a subsidiary of Fifth Third.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Effective March 22, 2019, the Merger was completed. Under the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of MB Financial (“MB Financial Common Stock”) outstanding immediately prior to the Effective Time was converted into the right to receive (i) 1.45 shares of Fifth Third common stock, no par value (“Fifth Third Common Stock”), and (ii) $5.54 in cash. MB Financial’s 6.00% Non-Cumulative Perpetual Preferred Stock, Series C (“MB Financial Series C Preferred Stock”) remains outstanding and unchanged by the Merger, except as modified by the Charter Amendment (as defined and explained in Item 5.03 below).

The foregoing references to the Merger and the Merger Agreement do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by MB Financial on May 23, 2018 and is incorporated herein by reference. On March 22, 2019, Fifth Third and MB Financial issued a joint press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

As a result of the Merger, MB Financial no longer fulfills the listing requirements of the NASDAQ Stock Market (“NASDAQ”). On March 21, 2019, MB Financial notified NASDAQ that the merger would become effective on March 22, 2019 and requested that NASDAQ (i) suspend trading of MB Financial Common Stock on NASDAQ effective following the close of trading on March 21, 2019 and (ii) file with the Securities and Exchange Commission (the “SEC”) a Form 25 to request the removal of MB Financial Common Stock from listing on NASDAQ and to deregister MB Financial Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, MB Financial Common Stock will no longer be listed on NASDAQ.

Additionally, in connection with the Merger, MB Financial has filed a Form 25 with the SEC to request the removal of its depositary shares, each representing a 1/40th interest in a share of MB Financial Series C Preferred Stock (the “Depositary Shares”), from listing on NASDAQ, and to deregister the Depositary Shares under Section 12(b) of the Exchange Act.

Following the effectiveness of the foregoing delistings, which will occur 10 days after filing of the respective Forms 25, MB Financial intends to file with the SEC a certification on Form 15 under the Exchange Act requesting the deregistration of MB Financial Common Stock and the Depositary Shares under Section 12(g) of the Exchange Act and the suspension of MB Financial’s reporting obligations under Section 15(d) of the Exchange Act.

Item 3.03	Material Modification to the Rights of Security Holders.

The information set forth under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

Effective March 22, 2019, the Merger was completed. As a result, MB Financial became a subsidiary of Fifth Third Bancorp, which is the sole holder of MB Financial Common Stock.

The information set forth under Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 22, 2019, as of the Effective Time, David P. Bolger, C. Bryan Daniels, Mitchell Feiger, Sunil Garg, Charles J. Gries, James N. Hallene, Thomas H. Harvey, Richard J. Holmstrom, Mark A. Hoppe, Karen J. May and Renee Togher resigned as the directors of MB Financial, and Greg D. Carmichael and Susan B. Zaunbrecher were appointed as the directors of MB Financial. Also effective March 22, 2019, as of the Effective Time, Mr. Carmichael, Ms. Zaunbrecher and Tayfun Tuzun were appointed as the officers of MB Financial, with Mr. Carmichael appointed as Chairman of the Board, President and Chief Executive Officer of MB Financial (replacing Mitchell Feiger as MB Financial’s principal executive officer), Ms. Zaunbrecher appointed as Vice Chairman of the Board, Vice President and Secretary of MB Financial and Mr. Tuzun appointed as Vice President, Chief Financial Officer and Treasurer of MB Financial (replacing Randall T. Conte and John Francoeur as MB Financial’s principal financial officer and principal accounting officer, respectively). Information regarding Mr. Carmichael, Ms. Zaunbrecher and Mr. Tuzun is incorporated herein by reference to the Annual Report on Form 10-K of Fifth Third Bancorp for the year ending December 31, 2018.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 21, 2019, MB Financial filed with the Maryland Department of Assessments and Taxation articles of amendment to its charter (the “Charter Amendment”). The Charter Amendment amended the charter of MB Financial (specifically, Section C of Article 5 of the charter) and the articles supplementary to the charter of MB Financial relating to the MB Financial Series C Preferred Stock (specifically, Sections 6(a) and 6(d) of Annex A to the articles supplementary) to give the holders of MB Financial Series C Preferred Stock the right to vote with the holders of MB Financial Common Stock as a single class on all matters submitted to a vote of such common stockholders, with the holders of MB Financial Series C Preferred Stock being entitled to 24 votes for each share of MB Financial Series C Preferred Stock. The Charter Amendment became effective as of March 21, 2019. As noted under Item 5.01, upon completion of the Merger, Fifth Third became the sole holder of MB Financial Common Stock.

The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the Charter Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events

On March 22, 2019, Fifth Third and MB Financial issued a joint press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

2.1	Agreement and Plan of Merger by and among Fifth Third Bancorp, Fifth Third Financial Corporation and MB Financial, Inc., dated as of May 20, 2018 (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by MB Financial, Inc. on May 23, 2018).

3.1	Articles of Amendment to the Charter of MB Financial, Inc.

99.1	Joint Press Release, dated March 22, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MB FINANCIAL, INC.

Date: March 22, 2019	By:	/s/ SUSAN B. ZAUNBRECHER
Susan B. Zaunbrecher
Vice Chairman of the Board, Vice President and Secretary